EXHIBIT 10.1

                        INCENTIVE STOCK OPTION AGREEMENT

This AGREEMENT (the "Agreement") is made as of ______________________, by and between MainSource Financial Group, Inc. an Indiana corporation (the "Company"), and ___________________________, an employee of the Company or an Affiliate of the Company (the "Optionee").

         Now, therefore, the parties hereto agree as follows:

     1. Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the MainSource Financial Group, Inc. 2003 Stock Option Plan (the "Plan"), and in consideration, among other things, of Optionee's covenants and agreements set forth in Section 21 of this Agreement, the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase ________ Common Shares, subject to adjustment as hereinafter provided (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $______ per share subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be an "Incentive Stock Option" within the meaning of that term under Section 422 of the Code, or any successor provision thereto; this Agreement shall be construed in a manner that will enable this Option to be so qualified.

     2. Term of Option. The term of the Option shall commence on the date hereof (the "Date of Grant') and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

     3. Right to Exercise. Subject to expiration or earlier termination, on December 31, ____, if the Optionee is an employee of the Company or an Affiliate of the Company on such date, the number of Optioned Shares equal to ten percent (10%) multiplied by the number of Optioned Shares specified in this Agreement shall become exercisable; on December 31, _____, if the Optionee is an employee of the Company or an Affiliate of the Company on such date, the number of Optioned Shares equal to twenty percent (20%) multiplied by the number of Optioned Shares specified in this Agreement shall become exercisable on a cumulative basis with all other Optioned Shares that have previously become exercisable; on December 31, _____, if the Optionee is an employee of the Company or an Affiliate of the Company on such date, the number of Optioned Shares equal to thirty percent (30%) multiplied by the number of Optioned Shares specified in this Agreement shall become exercisable on a cumulative basis with all other Optioned Shares that have previously become exercisable; and on December 31, _____, if the Optionee is an employee of the Company or an Affiliate of the Company on such date, the number of Optioned Shares equal to forty percent (40%) multiplied by the number of Optioned Shares specified in this Agreement shall become exercisable on a cumulative basis with all other Optioned Shares that have previously become exercisable. Therefore, on December 31, _____, it is intended that if the Optionee is an employee of the Company or an Affiliate of the Company,


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on such date, all Optioned Shares shall be exercisable. To the extent the Option is exercisable; it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to him upon the exercise of all or part of this Option.

     4. Option Nontransferable. The Option granted hereby shall be neither transferable nor assignable by an Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

     5. Notice of Exercise; Payment.

     (1) To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of currency or check or other cash equivalent acceptable to the Company. The requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of Optioned Shares which are being purchased pursuant to the exercise and deliver to the Company the amount of the aggregate Option Price not later than the date on which the sale transaction will settle in the ordinary course of business.

     (2) The Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (x) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an Incentive Stock Option, or (y) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an Incentive Stock Option, or (ii) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares.

     (3) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased, which shares may be subject to legal restrictions regarding their transfer only in accordance with the requirements of the Securities Act of 1933, as amended.

     (4) Nonforfeitable, nonrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their Fair Market Value.

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     (5) As a further condition precedent to the exercise of this Option, the
Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable. The date of such notice shall be the exercise date.

     6. Termination of Agreement. The Agreement, except for the provisions of
Section 21 (Restrictive Covenants and Agreements) and Sections 15 (Amendments) and 18 (Successors and Assigns), which shall survive the termination of any other provisions of this Agreement, and the Option granted hereby, shall terminate automatically and without further notice on the earliest of the following dates:

     (1) One (1) year after the Optionee's death if the Optionee dies while in the employ of the Company or an Affiliate;

     (2) One (1) year after the date of the Optionee's permanent and total disability, within the meaning of Code Section 22(e)(3), as confirmed by a licensed physician's statement, if the Optionee becomes permanently and totally disabled while an employee of the Company;

     (3) Ninety (90) days after the Optionee's retirement under a retirement plan of the Company at or after the earliest voluntary retirement age provided for in such retirement plan or retirement at any earlier age with the consent of the Board;

     (4) Except as provided on a case-by-case basis, ninety (90) days after the date the Optionee ceases to be an employee of the Company, or an Affiliate, for any reason other than as described in this Section; or

     (5) Ten (10) years from the Date of Grant.

In the event that the Optionee's employment is terminated for Cause, this Agreement, except for the provisions of Section 21 (Restrictive Covenants and Agreements) and Sections 15 (Amendments) and 18 (Successors and Assigns), which shall survive the termination of any other provisions of this Agreement, shall terminate at the time of such termination notwithstanding any other provision of this Agreement. For purposes of this Agreement, "Cause" shall mean the Optionee shall have committed prior to termination of employment any of the following acts:

          (i) an act of fraud, embezzlement or theft, or any other material violation of law in connection with the Optionee's duties or in the course of the Optionee's employment that is intentional or the result, in the good faith opinion of the Company, of gross negligence;

          (ii) wrongful damage to material assets of the Company that is intentional or the result, in the good faith opinion of the Company, of gross negligence;

          (iii) wrongful disclosure of material confidential information of the Company that is intentional or the result, in the good faith opinion of the Company, of gross negligence;

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          (iv) wrongful engagement in any competitive activity that would constitute a material breach of the duty of loyalty that is intentional or the result, in the good faith opinion of the Company, of gross negligence; or

          (v) any breach of any stated material employment policy of the Company that is intentional or the result, in the good faith opinion of the Company, of gross negligence.

Any determination of whether an Optionee's employment was terminated for Cause shall be made by the Corporate CEO or the Board, whose determination shall be binding and conclusive.

     This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 3, 7 and 8 hereof, on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or an Affiliate by reason of the transfer of his employment among the Company and its Affiliates or a leave of absence of not more than ninety (90) days approved by the Corporate CEO or the Board.

     7. Acceleration of Option. Notwithstanding Section 3, the Option granted hereby shall become immediately exercisable in full in the event of a Change of Control.

     For purposes of this Section, a "Change in Control" shall mean the occurrence of any of the following events:

     (1) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation, or reorganization less than forty percent (40%) of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction;

     (2) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Shares immediately prior to such sale or transfer;

     (3) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing twenty-five percent (25%) or more of the voting power of the then outstanding voting stock of the Company;

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     (4) The Company files a report or proxy statement with the Securities and
Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company, other than through any event(s) referred to in paragraphs (1) through (3) of this Section 7, has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

     (5) If during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority thereof (excluding any director's seat that is vacant or otherwise unoccupied).

     Notwithstanding the foregoing provisions of (3) and (4) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement (i) solely because (A) the Company; (B) a subsidiary; or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of twenty-five percent (25%) of the voting power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or
(ii) solely because of a change in control of any subsidiary.

     8. Merger of Equals. Notwithstanding Section 3, the Option granted hereby shall become immediately exercisable in full in the event that within 15 months following the month in which a Merger of Equals occurs, the Optionee's employment with the Company is terminated by the Company without Cause or by the Optionee for Good Reason.

     For purposes of this Section 8:

     (1) A "Merger of Equals" shall have occurred if the Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation, or reorganization at least forty percent (40%), but not more than sixty percent (60%), of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; and

     (2) "Good Reason" shall mean the occurrence of any of the following events without the Optionee's express written consent:

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          (i) the assignment to the Optionee of duties inconsistent in any material respect with the position, authority, duties, or responsibilities vested in the Optionee immediately prior to the Merger of Equals, excluding for these purposes an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by the Optionee;

          (ii) a reduction by the Company in the Optionee's annual base salary as in effect on the date of the Merger of Equals or as the same may be increased from time to time;

          (iii) the Company's requiring the Optionee to (A) be based at any office or location that is more than twenty-five (25) miles from the Optionee's office or location immediately prior to the Merger of Equals, or
     (B) travel on business to a substantially greater extent than required immediately prior to the Merger of Equals; or

          (iv) the failure by the Company to continue to provide the Optionee with benefits comparable on an overall basis to those enjoyed by the Optionee under any of the Company's pension, life insurance, medical, disability or other employee benefit or fringe benefit plans, programs and arrangements that applied to the Optionee at the time of the Merger of Equals.

     11. No Employment Contract. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Optionee.

     12. Taxes and Withholding. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Company for such withholding are insufficient, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Fair Market Value of such shares on the date of such surrender; provided, however, that in no event shall the aggregate Fair Market Value of the Optioned Shares surrendered pursuant to this Section 10 exceed the minimum amount of taxes required to be withheld in connection with exercise of the Option. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option.

     13. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

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     12. Adjustments. The Board may make or provide (and in the event of any event described in clause (a) below, shall make or provide ) for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Board determines is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

     13. Relation to Other Benefits. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

     14. Mandatory Notice of Disqualifying Disposition. Without limiting any other provision hereof, the Optionee hereby agrees that, if the Optionee disposes (whether by sale, exchange, gift or otherwise) of any of the Optioned Shares within two (2) years of the Date of Grant or within one (1) year after the transfer of such share or shares to the Optionee, the Optionee shall notify the Company of such disposition in writing within thirty (30) days from the date of such disposition. Such written notice shall state the principal terms of such disposition and the type and amount of the consideration received for such share or shares by the Optionee in connection therewith.

     15. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

     16. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     17. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

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     18. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

     19. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflict of laws thereof.

     20. Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Corporate Secretary, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

     21. Restrictive Covenants and Agreements.

     (1) Non-Competition and Non-Solicitation; Confidentiality. Optionee acknowledges that without his or her making the covenants and agreements in this
Section 21, the Company would not have granted the Option and that such issuance to Optionee is in reliance upon Optionee's compliance with the covenants and agreements made in this Section 21. Optionee hereby covenants and agrees that from and after his termination of employment and until the expiration of eighteen months from the date of termination of employment with the Company of any Affiliate (such later date being referred to herein as the "Ending Date" and the period beginning on the date of termination of employment and ending on the Ending Date being referred to herein as the "Limited Period"), or such perpetual period in the case of Section 21(1)(iv) below, Optionee shall not, directly or indirectly:

          (i) engage in, control, advise, manage, serve as a director, officer or employee of, act as a consultant to, any bank holding company, savings association holding company, financial services holding company, bank, savings bank, thrift or any other financial institution or other organization that is primarily engaged in the financial services industry, in competition with the Company, which is located within the county of the Optionee's designated office or any county adjacent to that "designated office" county. The "designated office" and county will be listed on the signature page of this document. This prohibition shall not prohibit Optionee or any of his affiliates, associates, agents or representatives from owning less than 1% of the publicly traded securities of any corporation or other entity engaged in such business;

          (ii) solicit, divert or attempt to solicit or divert any "past customers", "present customers", or "prospective customers" of the Company, as those terms are defined below, for the purpose of competing with the Company in providing financial services;

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          (iii) employ, solicit for employment or encourage to leave his employment, any person who was, during the one-year period prior to such employment, solicitation or encouragement, or is, an officer or employee of the Company or an Affiliate; and/or

          (iv) divulge, furnish or make accessible to any person or entity (during the Limited Period or at any time thereafter) any knowledge or information about the business conducted by the Company or any Affiliate not otherwise in the public domain (except as required by law or order of any governmental entity), or any of any of their customers or with respect to any other aspect of the business conducted by the Company or any Affiliate.

For purposes of this Section 21(1), the term "directly or indirectly" shall include acts or omissions as proprietor, partner, joint venture, employer, salesman, agent, employee, officer, director, lender or consultant of, to or for, or owner of any interest in, any person or entity. In addition, the term "past customers" means any customer who was acquired during Optionee's last year of employment, but who was not still a customer at the time of Optionee's departure. The term "present customers" means any customer who was a customer during Optionee's employment and who remained a customer at the time of Optionee's departure. The term "prospective customer" means entities to which the Company had made overtures during the last year of Optionee's employment.

     (2) Tolling of Limited Period. The running of the one (1) year Limited Period prescribed in subparagraphs (1)(i) through (iii) above (but not Optionee's obligations under Section 21(1)) shall be tolled and suspended by the length of time Optionee is directly or indirectly involved in circumstances that a court of competent jurisdiction subsequently finds to violate the terms of
Section 21(1).

     (3) Injunctive Relief. Optionee acknowledges that it would be difficult to compensate fully the Company or any affected Affiliate for damages for any violation of the provisions of 21(1) of this Agreement, and the Company and any affected Affiliate in any such violation will not have an adequate remedy at law. Accordingly, the Company and/or the affected Affiliate shall be entitled to injunctive relief, both pendente lite and permanently, against Optionee. Optionee hereby consents to any initiation by the Company and/or any affected Affiliate in a court of appropriate jurisdiction of any action to enjoin immediately any anticipatory, continuing or future breach of Section 21(1). Optionee hereby releases the Company from the requirement of posting any bond in connection with temporary or interlocutory injunctive relief, to the extent permitted by law. This Section 21(3) with respect to injunctive relief shall not, however, diminish the right of the Company and/or any affected Affiliate to claim and recover damages in addition to injunctive relief.

     (4) Judicial Modification. If any of the provisions of this Section 21 is held to be unenforceable because of the scope, duration or area of its applicability, or otherwise, the court or other body having jurisdiction over the matter making such determination shall have the power to modify such scope, duration or area or other matter, or all of them, and such provisions shall then be applicable in such modified form; and each Affiliated Shareholder agrees that this Section 21, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee, after reviewing and understanding, among other matters herein, the restrictions imposed and the remedies granted in Section 21, has also executed this Agreement in duplicate, as of the day and year first above written.




                                   MAINSOURCE FINANCIAL GROUP, INC.


                                   By:______________________________________
                                         James L. Saner Sr., President/CEO


                                   Date: ___________________________________



                                                     OPTIONEE
                                   By: _____________________________________
                                                     Optionee



                                   Date: ___________________________________


                                   Designated Office: ______________________

                                   County: _________________________________


                                   State: __________________________________



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